Exhibit 99.2

Five9 Poised to Continue to Transform Customer Engagement and Drive Industry-Leading Growth and

Profitability for Shareholders as Standalone Company

Third Quarter 2021 Financial Results to be Released on November 8

Financial Analyst Day to be Held on November 18

SAN RAMON, Calif. – September 30, 2021 – Five9, Inc. (NASDAQ:FIVN), a leading provider of the intelligent cloud contact center, today highlighted its strong foundation and the significant opportunity ahead as a standalone company.

“Five9 has built an industry-leading and differentiated cloud contact center platform that has transformed the way businesses engage with their customers,” said Rowan Trollope, Chief Executive Officer of Five9. “Over the past few months, we have continued to execute relentlessly in the market. With a focus on product innovation, excellence in go-to-market execution and a strong and evolving partner ecosystem, we continue to strengthen our relationships with customers and bring new businesses onto the Five9 platform. We also hosted our largest ever annual CX Summit and, this week, were recognized by expert industry analysts as having the best application of Artificial Intelligence. The contact center is the new front door for business and, as the market shifts from on-premises to cloud and digital transformation accelerates, we believe we are positioned to build on this momentum and grow market share.”

Mr. Trollope continued, “We had the opportunity to engage extensively with our shareholders since our transaction announcement. We greatly appreciate their feedback and confidence in Five9’s future prospects and share their views regarding the significant potential for value creation as a standalone company. We look forward to sharing additional information on our plans to deliver continued industry outperformance and profitable growth in connection with our third quarter financial results on November 8 and Financial Analyst Day on November 18.”

Five9 has a strong foundation and clear plan to build on its momentum:

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Capitalize on favorable market dynamics and the enterprise opportunity: Five9 is well positioned as customers focus on business agility in the move to the cloud and seek AI-driven automation to increase efficiency in the contact center. The resulting savings are especially appealing to larger enterprises, which need to scale efficiently. Five9 has successfully capitalized on this opportunity, driving sustained 30%+ year-over-year enterprise subscription revenue growth. Enterprise customers now represent 84% of total revenues, up from 60% at the Company’s 2014 IPO, and Five9 is poised for continued strong growth by continuing to expand into the up-market opportunity.

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Innovate and expand the Five9 platform to meet and anticipate customers’ evolving needs: Five9 maintains its competitive advantage by continuing to evolve its products to meet and anticipate customers’ changing needs. Innovations and enhancements in the Company’s products have enabled businesses to deliver a more seamless experience for both their customers and their agents and supervisors. The latest set of offerings is focused on helping businesses leverage the power of a Digital Workforce through AI-enabled Intelligent Virtual Agents (IVAs) and AI-assisted live agents.

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Continue investment in go-to-market execution: With significant investments in its go-to-market team, Five9 has ensured that it is fully capitalizing on the market opportunity. This includes both North America and International investments across direct sales and the extended partner ecosystem of channel partners, master agents, value added resellers, system integrators and technology partners. The Company will continue to invest in expanding and strengthening its go-to-market capabilities and building upon the trust it has developed with customers as shown by its consistently high 80%+ NPS scores for professional services.

Five9 is confident in its ability to deliver continued value across its stakeholder groups and looks forward to sharing more information in connection with its third quarter 2021 financial results and Financial Analyst Day. Additional details can be found below.

Five9 Third Quarter 2021 Financial Results to be Announced on November 8

Five9 will release financial results for the third quarter 2021 ended September 30, 2021 following the close of market on Monday, November 8, 2021. The Company will host a corresponding live webcast at 4:30 p.m. Eastern Time on that day. Details to follow in a separate press release in the coming weeks.

Five9 to Hold Financial Analyst Day on November 18

Five9 will hold a virtual Financial Analyst Day to discuss the Company’s strategy, outlook and business opportunities on Thursday, November 18, 2021. Members of the Five9 management team will host a series of presentations beginning at 11:30 a.m. Eastern Time. Details to follow in a separate press release in the coming weeks.

In a separate press release issued today, Five9 announced the termination of its merger agreement with Zoom, pursuant to which Zoom would have acquired Five9 in an all-stock transaction. A link to the press release can be found on the Investor Relations section of the Company’s website at http://investors.five9.com/.

About Five9

Five9 is an industry-leading provider of cloud contact center solutions, bringing the power of cloud innovation to more than 2,000 customers worldwide and facilitating billions of customer engagements annually. The Five9 Intelligent Cloud Contact Center provides digital engagement, analytics, workflow automation, workforce optimization, and practical AI to help customers reimagine their customer experience. Designed to be reliable, secure, compliant, and scalable, the Five9 platform helps increase agent and supervisor productivity, connects the contact center to the business, and ultimately deliver tangible business results including increased revenue and enhanced customer trust and loyalty.

For more information visit www.five9.com.

Engage with us @Five9, LinkedIn, Facebook, Blog, That’s Genius Podcast.

Forward-Looking Statements

This communication contains certain forward-looking information related to Five9 and its future as a standalone company. These forward-looking statements are made as of the date they were first issued and were based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Forward-looking statements in this communication include, among other things, statements about Five9’s future plans as a standalone company and our growth prospects.

Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others: (i) the risk that the termination of the merger agreement may adversely affect Five9’s business, the price of Five9’s common stock and Five9’s ability to pursue these strategic transactions; (ii) potential adverse reactions or changes to Five9’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the termination of the transaction with Zoom, including but not limited to such changes that could affect Five9’s financial performance; (iii) potential legal proceedings that may be instituted against Five9 related to the termination of the merger agreement; (iv) the impact of significant transaction costs and unknown liabilities on Five9’s operating results; (v) our quarterly and annual results may fluctuate significantly, including as a result of the timing and success of new product and feature introductions by us, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (vi) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (vii) our recent rapid growth may not be indicative of our future growth, and even if we continue to grow rapidly, we may fail to manage our growth effectively; (viii) failure to adequately retain and expand our sales force will impede our growth; (ix) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (x) our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully maintain, grow and manage these relationships could harm our business; (xi) we have established, and are continuing to increase, our network of master agents and resellers to sell our solution; our failure to effectively develop, manage, and maintain this network could materially harm our revenues; (xii) adverse economic conditions may harm our business; (xiii) the effects of the COVID-19 pandemic have materially affected how we, our clients and business partners are operating, and the duration and extent to which this will impact our future results of operations and overall financial performance remains uncertain; (xiv) security breaches and improper access to or disclosure of our data or our clients’ data, or other cyber attacks on our systems, could result in litigation and regulatory risk, harm our reputation and our business; (xv) we may acquire other companies or technologies, or be the target of strategic transactions, or be impacted by transactions by other companies, which could divert our management’s attention, result in additional dilution to our stockholders and otherwise disrupt our operations and harm our operating results; (xvi) the markets in which we participate involve numerous competitors and are highly competitive, and if we do not compete effectively, our operating results could be harmed; (xvii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (xviii) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (xix) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (xx) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could cause us to lose clients and subject us to claims for credits or damages, among other things; (xxi) we have a history of losses and we may be unable to achieve or sustain profitability; (xxii) the contact center software solutions market is subject to rapid technological change, and we must develop and sell incremental and new products in order to maintain and grow our business; (xxiii) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; (xxiv) failure to comply with laws and regulations could harm our business and our reputation; (xxv) we may not have sufficient cash to service our convertible senior notes and repay such notes, if required, and other risks attendant to our convertible senior notes and increased debt levels; and (xxvi) the other risks detailed from time-to-time under the caption “Risk Factors”

and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

Five9 Press Relations

Allison Wilson

352-502-9539

allison.wilson@five9.com

Five9 Investor Relations

Barry Zwarenstein

Chief Financial Officer

925-201-2000 ext. 5959

ir@five9.com

The Blueshirt Group for Five9, Inc.

Lisa Laukkanen

415-217-4967

lisa@blueshirtgroup.com